                                                                   EXHIBIT 10.03
                                                                   -------------

Confidential treatment with respect to certain information in this exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                           LETTER AGREEMENT TO AMEND

                      DEVELOPMENT AGREEMENT NO. 35-001-97
                            - Call Handling - 1997-

                           AMENDMENT NO. 35-001-97-A
                           -------------------------

This Letter Agreement dated March 25, 1997 is in regard to Development Agreement No. 35-001-97 dated December 31, 1997, and constitutes an amendment to portions of the Development Agreement and to one or more of the Exhibits attached thereto, in accordance with Article 11 of the Development Agreement.

At the request of U S WEST's Call Handling Project Manager, CGI will complement the current Call Handling 1997 efforts by providing additional CGI resources in support of newly recognized project needs to be incorporated into the ongoing project. The time period in which the additional CGI resources will work is currently estimated to be March 24, 1997 through September 30, 1997.

These additional efforts require the addition of one (1) CGI resource who is working as a Manager to assist in the Repair area, more specifically to provide client management needed to make Repair successful within the Call Handling architecture for an estimated period of six (6) months beginning March 24, 1997.

Such management services are currently being provided by Thornton Bell, CGI Senior Business Consultant, at the [ ] CGI Manager rate in consideration for U S WEST's commitment to a six (6) month engagement term for this new CGI Manager position in the Repair area.

Also required is the addition of one (1) CGI resource who will work as a Senior Engineer II ("SE2") to provide consulting services including assessing the overall network performance and making recommendations for architecture design and detailed design improvements within the Call Handling /FES&R system, under U S WEST's direction. These consulting services at the SE2 level are estimated to be provided over a period of ten (10) weeks between the period of April 1, 1997 and July 31, 1997.

This Amendment includes additional funding in the amount of $[     ] to the
original work scoped in Development Agreement 35-001-97. The Projected Cost and Payment for the Project in Article 5 of the Development Agreement have been
increased by $[     ] to $[     ].

Exhibit 2 - Estimated Cost is amended as attached.


35-001-97A                             1                          March 24, 1997

This Amendment describes the expanded scope, in accordance with the current intent of the parties, for which the Call Handling - 1997 Development Agreement is being modified hereunder. It is intent of the parties that the new services to be provided by CGI under this Amendment will be incorporated into the ongoing effort under the 35-001-97 Development Agreement without interruption. Such services will continue to be provided by CGI under this Development Agreement and Amendment as subject to change in accordance with U S WEST direction and additional amendments or change orders.

Except as expressly set forth in this Letter Agreement, the terms of the Development Agreement and all signed amendments shall remain in full force and effect.

IN WITNESS WHEREOF, Licensee and CGI have executed this Letter Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                      LICENSEE

By: /s/ Dennis Yablonsky                  By: /s/ Barbara Irwin
    -------------------------                 -----------------------------

Title:  President/CEO                     Title:  Director
        ---------------------                     -------------------------

Date:   3/31/97                           Date:   3/31/97
        ---------------------                     -------------------------


                                          US WEST BUSINESS RESOURCES, INC.
                                          ACTING AS AGENT FOR: LICENSEE

                                          By:
                                             ------------------------------

                                          Title:
                                                ---------------------------

                                          Date:
                                                ---------------------------


35-001-97A                             2                          March 24, 1997

                           EXHIBIT 2 - ESTIMATED COST

COST OVERVIEW

The total cost of the work net of discounts is estimated at $[     ]
based on expected time and material expenses, which represents an
increase of $[     ] above the original funding approved for Call
Handling - 1997 of $[     ]. No travel is anticipated for this project.
Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Work will be provided on a time and materials basis. The cost estimate and applicable discount breakouts being extended are as shown below. The [ ]% Alliance Discount has been extended pursuant to the GLA extension executed between U S WEST and CGI in March, 1997. The [ ]% Facilities Discount (includes [ ]% computer and [ ]% building discount) is extended under the assumption that all work will be performed at U S WEST facilities for this project. Work requiring platforms and software outside of this environment will be requested by U S WEST. It is planned that U S WEST will provide availability to the nonstandard items to CGI for the duration of the project should any be required. CGI has also extended the applicable Volume Discount of [ ]%.

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.

-----------------------------------------------------------------------------------------------------------
                      ITEMIZATION OF COSTS                                         AMOUNTS
-----------------------------------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                                    $[    ]
        LESS: [    ]% ALLIANCE DISCOUNT                                             [    ]
        LESS: [    ]% VOLUME DISCOUNT                                               [    ]
        LESS: [    ]% FACILITIES DISCOUNT                                           [    ]
-----------------------------------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                          [    ]
-----------------------------------------------------------------------------------------------------------
TRAVEL EXPENSES                                                                       0
-----------------------------------------------------------------------------------------------------------
      TOTAL AMENDED DA ESTIMATE:                                                   $[    ]
-----------------------------------------------------------------------------------------------------------



35-001-97A                             3                          March 24, 1997

Additionally, we are providing the estimated hours for the labor categories associated with the [ ]-person CGI team as shown below:


-----------------------------------------------------------------------------------------------------------
                  CATEGORY                          CONTRIBUTION BY            TOTAL ESTIMATED HOURS
                                                        CATEGORY
-----------------------------------------------------------------------------------------------------------
Manager ([      ])                                        .23                         [     ]
Sr. Engineer III ([      ])                                .9                         [     ]
Sr. Engineer II ([     ])                                 .22                         [     ]
Sr. Engineer I ([     ])                                  .37                         [     ]
Engineer ([    ])                                          .9                         [     ]
-----------------------------------------------------------------------------------------------------------
              TOTAL CONTRIBUTION / HOURS:                 100%                        [     ]
-----------------------------------------------------------------------------------------------------------




35-001-97A                             4                          March 24, 1997